Subsequent Events	9 Months Ended
Sep. 30, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 9:-	SUBSEQUENT EVENTS

a.	On November 12, 2018 Michpal acquired 80% of the share capital of Effective Solutions Ltd. for cash consideration of approximately $6,529. Effective Solutions Ltd. is an Israeli company which provides consulting services in the fields of operational cost savings and procurement, as well as salary control and monitoring.

b.	In December 2018 Formula declared a cash dividend of approximately $5,011 million (or $0.34 per share) to shareholders of record on December 31, 2018 that was paid on January 16, 2019.

c.	On January 22, 2019 Matrix acquired 80% of the share capital of Dana Engineering Ltd. in Israel for a cash consideration of approximately $14,000. Matrix and the seller hold mutual Call and Put options respectively for the remaining 20% interest in Dana Engineering during the first two years from the acquisition. Dana Engineering provides project management services in the field of national infrastructure.

d.	On February 20, 2019 Matrix acquired 100% of the share capital of MedaTech Ltd. in Israel for a cash consideration of approximately $23,600. MedaTech is Israel's leading Business Partner of Priority ERP with over 1,000 customers in a variety of verticals.